BLACKROCK FUNDS II

LifePath® Active 2015 Portfolio
LifePath® Active 2020 Portfolio
LifePath® Active 2025 Portfolio
LifePath® Active 2030 Portfolio
LifePath® Active 2035 Portfolio
LifePath® Active 2040 Portfolio
LifePath® Active 2045 Portfolio
LifePath® Active 2050 Portfolio
LifePath® Active 2055 Portfolio
(collectively, the “Funds”)

Supplement dated February 13, 2014
to the Prospectus dated February 28, 2013

Effective immediately, the BlackRock Emerging Markets Long/Short Equity Fund and the BlackRock Global Long/Short Equity Fund, each a series of BlackRock FundsSM, are added as eligible underlying funds for the Funds.

The section in the Prospectus entitled “Details about the Funds — Information About Underlying Funds — Description of Underlying Funds — Equity Funds” is amended to add the below:

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Emerging Markets Long/Short Equity Fund

The investment objective of the fund is to seek total return over the long term.

Under normal conditions, the fund invests at least 80% of its total assets in global equity instruments and related derivative instruments issued by, or tied economically to, companies in emerging markets. BlackRock considers an emerging market country to include any country that is: 1) generally recognized to be an emerging market country by the international financial community, including the World Bank; 2) classified by the United Nations as a developing country; or 3) included in the MSCI Emerging Markets IndexSM. BlackRock determines that an investment is tied economically to an emerging market if such investment satisfies one or more of the following conditions: 1) the issuer’s primary trading market is in an emerging market; 2) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in emerging markets; 3) the investment is included in an index representative of emerging markets; and 4) the investment is exposed to the economic risks and returns of emerging markets. The fund may invest in securities of issuers of any market capitalization and in securities denominated in either U.S. dollars or foreign currencies.

The fund pursues its investment objective by taking both long and short positions in a variety of global equity instruments. The fund expects to maintain long and short positions primarily through the use of swap agreements and other derivative instruments, and may invest in such instruments without limitation. Although the fund intends to maintain an overall long position in its portfolio investments, the fund generally expects to maintain significant short positions in equity securities and equity-related instruments. In certain circumstances, these short positions may approach or reach the size of the overall long position. The use of both long and short positions better enables the fund to seek to produce returns that are uncorrelated to those available by investing in the market as a whole.

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Global Long/Short Equity Fund

The investment objective of the fund is to seek total return over the long term.

Under normal circumstances, the fund invests at least 80% of its total assets in equity instruments and related derivative instruments issued by, or tied economically to, companies located in developed markets. The fund determines that an investment is tied economically to a developed market if such investment satisfies one or more of the following conditions: 1) the issuer’s primary trading market is in a developed market; 2) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in developed markets; 3) the investment is included in an index representative of developed markets; and 4) the investment is exposed to the economic risks and returns of developed markets. The fund may invest in securities of issuers of any market capitalization and in securities denominated in either U.S. dollars or foreign currencies.

The fund pursues its investment objective by taking both long and short positions in a variety of developed market equity instruments. The fund expects to maintain long and short positions primarily through the use of swap agreements and other derivative instruments, and may invest in such instruments without limitation. Although the fund intends to maintain an overall long position in its portfolio investments, the fund generally expects to maintain significant short positions in equity securities and equity-related instruments. In certain circumstances, these short positions may approach or reach the size of the overall long position. The use of both long and short positions better enables the fund to seek to produce returns that have low correlation to those available by investing in the market as a whole.

Under normal circumstances, the fund anticipates it will allocate a substantial amount (approximately 40% or more unless market conditions are not deemed favorable by BlackRock, in which case the fund would invest at least 30%) of its total assets in securities (or derivatives with similar economic characteristics) of (i) foreign government issuers, (ii) issuers organized or located outside the United States, (iii) issuers whose securities primarily trade in a market located outside the United States, or (iv) issuers doing a substantial amount of business outside the United States, which the fund considers to be companies that derive at least 50% of their revenue or profits from business outside the United States or have at least 50% of their sales or assets outside the United States The fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the fund may deviate very substantially from the allocation described above.

The fund may utilize derivative instruments as a significant part of its strategy.

Shareholders should retain this Supplement for future reference.